As filed with the Securities and Exchange Commission on February 3, 1995
                                         1933 Act Registration No. 33-89078
                                         1940 Act Registration No. 811-8968
_____________________________________________________________________________

                  U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                  _______

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 . . . . . . . . . [X]

Pre-Effective Amendment No. ____  . . . . . . . . . . . . . . . . . . . . [ ]

Post Effective Amendment No. ___  . . . . . . . . . . . . . . . . . . . . [ ]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [X]

Amendment No. ____  . . . . . . . . . . . . . . . . . . . . . . . . . . . [ ]

                              THE VINTAGE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       429 North Pennsylvania Street
                        Indianapolis, Indiana 46204
                 (Address of Principal Executive Offices)

                               (800) 862-7283
                       (Registrant's Telephone Number)

                              Timothy L. Ashburn
                            Unified Advisers, Inc.
                          429 North Pennsylvania Street
                           Indianapolis, Indiana 46204
                     (Name and Address of Agent for Service)

                                     _______

Approximate Date of Proposed Public Offering:  As soon as possible after the effectiveness of the
                                               Registration Statement

                                    Copies to:

                              J. Jeffrey Brown, Esq.
                                 Baker & Daniels
                            300 North Meridian Street
                                   Suite 2700
                           Indianapolis, Indiana 46204

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indifinite number of shares of each series of its shares: The Starwood Strategic Fund, The Aggressive Growth Fund, The Fiduciary Value Fund, The Asset Allocation Fund, The Taxable Fixed Income Fund, The Tax-Free Fixed Income Fund, The Taxable Money Market Fund and The Tax-Free Money Market Fund.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said
Section 8(a), may determine.